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                                                                Exhibit 10.13(b)

               AMENDMENT NUMBER 2 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 2 to Purchase Agreement GCT-025/98, dated as of December 2nd, 1998 ("Amendment No. 2") relates to the Purchase Agreement GCT-025/98 between EMBRAER-Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("BUYER") dated June 17, 1998 as amended by Amendment No. 1 to the Purchase Agreement GCT-025/98, dated November 12, 1998 (together referred to herein as the "Agreement"). This Amendment No. 2 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No. 2 constitutes an amendment and modification regarding the incorporation of Changes and other modifications, pursuant to Article 11, items "a" and "g" of the Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No.2 and the Agreement, this Amendment No.2 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    CONFIGURATION CHANGES

      1.1 Item 2.2 of Attachment A to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT" is hereby amended by inserting after item "g" the following:

            "....
            h)    Wiring provision on the panel lamps for Filament Test
            i)    Structural provision for 10(degree)rudder deflection
            j) Wiring provision for the nose landing gear door position indication in the EICAS
            k) Provision for warning of the selection of Flaps 22(degree)to take-off
            l) Provision for limitation of the hydraulic pressure on the speed brake actuator when the aircraft is above 200 knots"

      1.2 Item 2.3.f of Attachment A to the Agreement, "OPTIONAL SYSTEM/OTHER EQUIPMENT" is hereby deleted and replaced with:
            ".....
            f)    Standard main door with structural provisions for plug type door
            ..... "

      1.3 Due to the changes described in item 1.1 and 1.2 herein, the Aircraft Basic Price described in Article 3 of the Agreement will be

                                     [*]

--------------------
* Confidential

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2.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment shall remain valid in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 2 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By     /s/ Satoshi Yokota                        By     /s/ Frederick Simon
      -----------------------------                  ---------------------------
Name:  Satoshi Yokota                            Name:   Frederick Simon
Title: E.V.P. Industrial                         Title:  President


By     /s/ Frederico Fleury Curado               Date:  _______________________
      -----------------------------              Place: _______________________
Name:   Frederico Fleury Curado
Title:  E.V.P. Commercial


Date:  December 8, 1998
Place: Sao Jose dos Campos, Brazil